                                                                    EXHIBIT 23.9

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the use of our reports included herein and to the references to our firm under the heading "Experts" in the Registration Statement.


                         /s/ Anderson and Company

January 25, 1999
Anderson and Company
Emmetsburg, Iowa